UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Edwards Lifesciences Corporation

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Edwards Lifesciences Spring 2022 Stockholder Engagement

Cautionary Statement and Use of Non-GAAP Financial Measures This presentation may include forward-looking statements, including, but not limited to, financial forecasts, that involve risks and uncertainties that could cause actual results or experience to differ materially from historical results or those anticipated. Actual future results may differ materially depending on a variety of factors, including, but not limited to, the effects of the COVID pandemic, technological advances in the medical field, foreign currency exchange rates, product demand and market acceptance, the impact of competitive products and pricing, the effect of economic conditions, and other risks detailed in Edwards Lifesciences' filings with the Securities and Exchange Commission. All forward-looking statements are based on estimates and assumptions made by management of the Company as of the date of publication. Unless otherwise indicated, all figures are GAAP financial measures. A reconciliation of non-GAAP historical financial measures to the most comparable GAAP measure is available at www.edwards.com. The Company is not able to provide a reconciliation of future projections that exclude special items to expected reported results due to the unknown effect, timing and potential significance of special charges or gains, and management’s inability to forecast charges associated with future transactions and initiatives.

We Request Your Support at the 2022 Annual Meeting of Stockholders Proposal 1. FOR Election of Eight Director Nominees Proposal 2. FOR Advisory Vote to Approve Named Executive Officer Compensation Proposal 3. FOR Ratification of Appointment of Independent Registered Public Accounting Firm Proposal 4. AGAINST Stockholder Proposal for an Advisory Vote to Reduce the Share Ownership Threshold to Call a Special Meeting The Board asks that you vote FOR all proposals, except one that is viewed as AGAINST stockholder interests

Edwards Lifesciences

Edwards Lifesciences at a Glance

COMPANY OVERVIEW

~$69 B
Market Capitalization[1]

15,000+
Global Employees

50%+
Employees are Millennials or Gen. Z

~2,000
Engineers

95%
Sales from products with #1 global market share

7
Manufacturing facilities around the world

SALES OVERVIEW[2]


Rest of World 10%
Japan 10%
US 57%
Europe 23%


TMTT(3) 2%
Critical Care 16%
Surgical 17%
TAVR(4) 65%

PATIENT-FOCUSED INNOVATION STRATEGY

Focus
Singular focus on the large unmet needs of structural heart and critically ill patients


Create Meaningful Value by Transforming Patient Care

Leadership
Lead groundbreaking standards of care through trusted relationships

Innovation
Pioneer breakthrough technologies with compelling evidence

[1] Capital IQ, as of February 17, 2022; [2] 2021 sales; [3] Transcatheter Mitral and Tricuspid Therapies ("TMTT"); [4] Transcatheter Aortic Valve Replacement ("TAVR")

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Execution of Patient-Focused Strategy Has Produced Exceptional Long-Term Results Focused on opportunities where patient demand is very large Track record of triple wins: Improved outcomes Enhanced quality of life Cost effectiveness Long-term investments have yielded high-value, organic growth Edwards Adjusted Sales(1) ($ in billions) 2011-2021 Total Shareholder Return(2) 1 Guidance as of January 26, 2022; “adjusted” sales is a non-GAAP number 2 Capital IQ, reflecting performance from January 3, 2011 through December 31, 2021; 3 S&P Healthcare Equipment Select Industry Index (3) 881% 367% 456%

CEO Pay Element Components Corporate Performance Measures & Rationale Base Salary Cash Attract and retain qualified executives Annual Cash Incentive1 Corporate Financial Measurement Based on underlying revenue growth, adjusted net income, and adjusted free cash flow targets set at the beginning of the year In light of COVID’s business impacts, our Compensation Committee determined to use KODs to set Annual Incentive Plan payouts; therefore, this measurement was inapplicable for 2020 and 2021. Key Operating Drivers (“KODs”) KODs established by the Board each year to address specific business initiatives derived from our Strategic Imperatives and operating plans Actual achievement is measured against a number of different metrics and milestones Individual Performance Individual objectives focus on the achievement of financial measures and operational goals within each executive’s area of responsibility Long-Term Incentive Awards Stock Options (55%) Consistent with our focus on top-line growth, innovation and longer-term investment horizon and product pipeline Restricted Stock Units (20%) Promotes stability and retention of our executives over the long term Performance Based Restricted Stock Units (25%) Awards are contingent on relative total shareholder return (“TSR”) performance measured against a subset of the S&P Healthcare Equipment Index Links compensation to our performance over a three-year period Compensation Design Informed by Strategy and Aligned with Key Performance Indicators 1 Incentive plan funding is determined by KOD achievement, subject to maximum funding at 150% of target; individual payouts are further modified by individual performance and are capped at 200% of target 2021 CEO Target Pay Mix 91% at-risk pay 79% at-risk pay 2021 NEO Target Pay Mix Base Salary Annual Cash Incentive Stock Options PBRSUs RSUs

Edwards Lifesciences

Highly Experienced & Independent Directors



Michael A. Mussallem
Joined in 2000

CEO and Chairman, Edwards Lifesciences



Martha H. Marsh
Lead Independent Director
Joined in 2015

Retired President and CEO, Stanford Hospital & Clinics



Kieran T. Gallahue
Joined in 2015

Former Chairman and CEO, CareFusion Corporation



Leslie S. Heisz
Audit Committee Chair
Joined in 2016

Former Managing Director, Lazard Frères & Co.



Paul A. LaViolette
Joined in 2020

Managing Partner, COO, SV Health Investors LLC



Steven R. Loranger
Joined in 2016

Former Chairman, President and CEO, ITT Corporation



Ramona Sequeira
Joined in 2020

President of US Business Unit and Global Portfolio Commercialization, Takeda Pharmaceuticals USA, Inc.



Nicholas J. Valeriani
Compensation & Governance Committee Chair
Joined in 2014

Former CEO, West Health Institute; Former EVP, Johnson & Johnson

BALANCED AND DIVERSE BOARD


Gender
Women
37.5%
Men
62.5%


Ethnic Diversity
Ethnically Diverse
25.0%
White
75.0%


Age
≥70 years
25.0%
≤60 years
25.0%
61-69 years
50.0%


Tenure
>10 years
12.5%
<5 years
25.0%
5-10 years
62.5%

DIVERSE RANGE OF QUALIFICATIONS AND SKILLS

Medical Technology Industry Experience	International Executive Experience	Corporate Governance
Regulatory and Compliance	Senior Leadership	Operations Management
Innovation and Technology	Risk Management	Risk Oversight
Finance and Financial Industry	Human Capital Resources	Financial Reporting
IT and Cybersecurity	Corporate Strategy	Corporate Responsibility

Our Board strives to maintain a highly independent, balanced, and diverse group of directors that collectively possesses the expertise to provide proper oversight

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Commitment to Stockholder Engagement and Responsiveness We have consistently contacted stockholders holding >50% of outstanding stock each year since 2015 to discuss topics of interest with active participation from our Lead Independent Director 2022 2019 2015 Discussion TOPICS Governance features and stockholder rights Board oversight of human capital management and diversity Sustainability efforts and internal oversight processes Compensation program and alignment between pay and long-term performance results Board composition, evaluation, refreshment and leadership structure Reduction in special meeting threshold from 25% to 15% Elimination of supermajority voting Adoption of majority voting in director elections Adoption of proxy access right Enhancements to formal responsibilities for Lead Independent Director Published Sustainability and EHS Reports against established frameworks Set goals related to diversity and Company culture; published EEO-1 data and relevant infographics OUTCOMES

Board Recommends Vote Against the Proposal to Reduce the Special Meeting Rights Ownership Threshold Current 15% Threshold is appropriate given Ownership Base Strong Corporate Governance and Record of Accountability Robust stockholder engagement during which stockholders have not raised special meeting right threshold concerns Annual election of directors and majority voting in director elections Majority of the Board is independent Lead independent director with defined and significant responsibilities Board refreshment with seven new directors over the past 8 years Proxy Access Eliminated supermajority voting No stockholder rights plan Based on our current and historical ownership base concentration, the current 15% threshold more appropriately protects stockholder interests and the long-term value of the Company and prevents a single stockholder or a group of stockholders from furthering a narrow or short-term agenda Over the past decade, the Company has always had at least one stockholder with ownership at or above approximately 8% with four different institutions having owned at least 10% Approximately two-thirds of the time, the Company has had at least one stockholder with ownership at or above 10% A lower threshold would not protect the company from costly and time-consuming special meetings Our 15% threshold grants stockholders a meaningful right to call a special meeting Only 12% of S&P 500 companies grant a special meeting right with a threshold below 15%, with the most common threshold being 25%